                                                                    Exhibit 10.2

                                POWER OF ATTORNEY

     I, Gao Jianmin,  a Chinese  citizen with Chinese  Identification  Card No.:
21080219540202205x,  and a holder of 50% of the  entire  registered  capital  in
America  Arki   Networkservice   Beijing  Co.,   Ltd.   ("America   Arki")  ("My
Shareholding"),   hereby   irrevocably   authorize  Arki  (Beijing)   E-commerce
Technology  Co., Ltd.  ("WFOE") to exercise the following  rights relating to My
Shareholding during the term of this Power of Attorney:

     WFOE is hereby  authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters  concerning My Shareholding,  including without  limitation  to: 1) attend  shareholders'  meetings of America  Arki; 2)
exercise  all the  shareholder's  rights and  shareholder's  voting  rights I am entitled to under the laws of China and America Arki's  Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My
Shareholding  in part or in whole;  and 3)  designate  and  appoint on behalf of myself the legal representative,  the executive director,  supervisor, the chief executive officer and other senior management members of America Arki.

     Without limiting the generality of the powers granted hereunder, WFOE shall have the power and  authority  under  this  Power of  Attorney  to  execute  the
Transfer  Contracts  stipulated  in Exclusive  Option  Agreement,  to which I am required  to be a party,  on behalf of  myself,  and to effect  the terms of the
Share Pledge  Agreement  and  Exclusive  Option  Agreement,  both dated the date hereof, to which I am a party.

     All the actions associated with My Shareholding  conducted by WFOE shall be deemed as my own  actions,  and all the  documents  related  to My  Shareholding executed by WFOE shall be deemed to be executed by me. I hereby  acknowledge and ratify those actions and/or documents by WFOE.

     WFOE is  entitled  to  re-authorize  or assign  its  rights  related to the aforesaid  matters  to any other  person or  entity  at its own  discretion  and without giving prior notice to me or obtaining my consent.
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     This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney,  so long as I am a shareholder of America Arki.

     During the term of this Power of  Attorney,  I hereby  waive all the rights associated with My Shareholding, which have been authorized to WFOE through this
Power of Attorney, and shall not exercise such rights by myself.

     This Power of Attorney is written in Chinese and English;  in case there is any conflict  between the Chinese version and the English  version,  the Chinese version shall prevail.

                                                  Gao Jianmin

                                                  By: /s/ Gao Jianmin
                                                      --------------------------
                                                  21 September 2010

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